UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2018

Fastenal Company
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (507) 454-5374

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 24, 2018, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in Winona, Minnesota. As of the record date for the Annual Meeting, there were 287,647,564 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 263,678,070 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:

•
Proposal #1 – Election of directors. The election of a board of directors consisting of ten members to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Willard D. Oberton	224,792,634	2,092,615	163,060
Michael J. Ancius	224,938,961	1,760,737	348,611
Michael J. Dolan	215,322,051	11,413,594	312,664
Stephen L. Eastman	224,429,227	2,288,619	330,463
Daniel L. Florness	225,663,891	1,184,092	200,326
Rita J. Heise	225,719,238	965,577	363,494
Darren R. Jackson	224,766,035	1,869,038	413,236
Daniel L. Johnson	224,771,612	1,864,392	412,305
Scott A. Satterlee	225,746,567	891,896	409,846
Reyne K. Wisecup	222,533,041	4,307,486	207,782
There were 36,629,761 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were duly elected to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified.

•	Proposal #2 – Ratification of appointment of independent registered public accounting firm for the year ending December 31, 2018. The voting results were as follows:

For	Against	Abstain
246,956,410	16,319,679	401,981
Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018 was duly ratified by our shareholders.

•
Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2018 Annual Meeting. The voting results were as follows:

For	Against	Abstain
219,368,199	6,580,954	1,099,156
There were 36,629,761 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was duly adopted by our shareholders.
•Proposal #4 – Approval of Fastenal's Non-Employee Director Stock Option Plan. The voting results were as follows:

For	Against	Abstain
221,640,281	4,578,348	829,680
There were 36,629,761 broker non-votes.
Based on the votes set forth above, the approval of the Fastenal Company Non-Employee Director Stock Option Plan was duly approved by our shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENAL COMPANY

Date: April 25, 2018	By:	/s/ Sheryl A. Lisowski

Sheryl A. Lisowski
Controller, Chief Accounting Officer, and Treasurer